UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2006
DIAMETRICS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21982	41-1663185

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6245 Bristol Parkway #263, Culver City, California 90230
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 745-1652
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement
     On March 20, 2006, the Registrant entered into a letter agreement (the “Letter Agreement”) with Monarch Pointe Fund Ltd. (“Monarch”), Mercator Momentum Fund, L.P. (“MMF”), Mercator Momentum Fund III, LP (“MMFIII”), Camden International (“Camden”), Longview Fund (“LF”), Longview Equity Fund (“LEF”), Longview International Equity Fund (“LIEF”), Asset Managers International Limited (“AMI”), and Ocean Park Advisors, LLC (“OPA”) to amend: (i) that certain Subscription Agreement, dated December 6, 2005 (the “Subscription Agreement”), by and among the Registrant, Camden, LF, LEF LIEF, Monarch, MMF, MMFIII, and OPA (the “Purchasers”); (ii) that certain Convertible Secured Promissory Note of the Registrant, dated December 6, 2005, in the principal amount of $375,000 issued to Monarch (the “Monarch Note”); and (iii) that certain Convertible Secured Promissory Note of the Registrant, dated December 6, 2005, in the principal amount of $375,000 issued to AMI (the “AMI Note”). W. Bruce Comer and Heng Chuk, who are principals of OPA, are the Chief Executive Officer and Chief Financial Officer/Secretary of the Registrant, respectively, and are members of the Board of Directors of the Registrant.
     Under the Letter Agreement, the Subscription Agreement was amended to extend the deadline for the Registrant to file a registration statement with the SEC covering the shares of the Registrant’s Common Stock issued pursuant to the Subscription Agreement from April 6, 2006, to September 6, 2006. The Purchasers also waived any late payments that would be due to them as a result of the failure of the Registrant to file the registration statement by April 6, 2006.
     Also under the Letter Agreement, the Monarch Note and the AMI Note were each amended to extend the deadline for the Registrant to file a registration statement with the SEC covering the shares of the Registrant’s Common Stock issuable thereunder from April 6, 2006, to September 6, 2006, and to extend the deadline for obtaining the effectiveness of such registration statement under the Securities Act of 1933 from July 6, 2006, to December 6, 2006.
     Other than as set forth above, no other terms of the Subscription Agreement, the Monarch Note or the AMI Note were modified, waived or amended. A copy of the Letter Agreement is attached hereto as Exhibit 10.1, and the foregoing summary is qualified in its entirety by reference thereto.
     Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Letter Agreement, dated March 20, 2006, by and among the Registrant, Monarch Pointe Fund, Ltd., Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Camden International, Longview Fund, Longview Equity Fund, Longview International Equity Fund, Asset Managers International Limited, and Ocean Park Advisors, LLC.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.
Date: March 24, 2006

DIAMETRICS MEDICAL, INC.
By:	/s/ Heng Chuk
Heng Chuk
Chief Financial Officer